STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS (Statement) - EBP 005 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
INVESTMENT INCOME:
Net appreciation in fair value of investments	$ 123,331,426	$ 117,066,767
Interest and dividend income	9,145,766	8,293,863
Total investment income	132,477,192	125,360,630
Interest income on notes receivable from participants	1,069,355	933,358
CONTRIBUTIONS:
Participants	38,974,536	38,387,544
Company	12,332,867	12,083,880
Rollovers	1,634,711	3,932,636
Total contributions	52,942,114	54,404,060
Total increase	186,488,661	180,698,048
DEDUCTIONS:
Benefits paid to participants	(97,933,751)	(90,814,763)
Administrative expenses	(609,731)	(599,602)
Total deductions	(98,543,482)	(91,414,365)
NET INCREASE	87,945,179	89,283,683
NET ASSETS AVAILABLE FOR BENEFITS:
Beginning of year	983,243,582	893,959,899
End of year	$ 1,071,188,761	$ 983,243,582